SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CreditRiskMonitor.com, Inc.
(Name of Registrant as Specified in Its Charter)

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CreditRiskMonitor.com, Inc.
704 Executive Boulevard
Valley Cottage, New York 10989
845-230-3000

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 22, 2010 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”) of CreditRiskMonitor.com, Inc., a Nevada corporation (the “Company”), as of the close of business on September 29, 2010 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to a written consent in lieu of a meeting, dated as of September 29, 2010 (the “Written Consent”), of stockholders of the Company owning collectively at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to CreditRiskMonitor.com, Inc.

The Written Consent approves the Company's 2009 Long Term Incentive Plan (the “Plan”). Pursuant to Rule 14c-2 of the Exchange Act, stockholder approval of the Plan will not become effective before November 12, 2010, which is 21 calendar days after October 22, 2010, the approximate date we will first mail this Information Statement.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Nevada Revised Statutes or NRS, and the Company's Bylaws to approve the Plan. Accordingly, the Plan is not presently being submitted to the Company's other stockholders for a vote. The Plan is effective as of December 16, 2009, the date it was approved by our Board of Directors.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTER DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Jerome S. Flum
Jerome S. Flum
Chairman and Chief Executive Officer

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CreditRiskMonitor.com, Inc.
704 Executive Boulevard
Valley Cottage, New York 10989
845-230-3000

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 22, 2010, to stockholders of the Company by our board of directors (the “Board of Directors” or the “Board”) to provide material information regarding corporate action that has been approved by the Written Consent of the Majority Stockholders.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and, in the future, would like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company's executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY'S 2009 LONG TERM INCENTIVE PLAN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the NRS and the Company's Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Plan requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each stockholder is entitled to one vote per share of Common Stock on any matter which may properly come before the stockholders.

On the Record Date, the Company had 7,899,462 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On December 16, 2009, the Board of Directors unanimously adopted resolutions approving the Plan and recommended that our stockholders ratify the Plan within one year. On August 19, 2010, the Board of Directors unanimously adopted resolutions approving the form of the Plan, and on September 29, 2010, the Board of Directors unanimously adopted resolutions amending the definition of “Cause” in Appendix A to the Plan. The form of the Plan as so amended is set forth in Appendix A to this Information Statement. In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the holders of a majority of our outstanding stock in order to reduce associated costs and implement the proposals in a timely manner.

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Our Board of Directors believes that the Plan will help us to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business.

CONSENTING STOCKHOLDERS

On September 29, 2010, Flum Partners, an investment holding company, being the record holder of 4,897,128 shares of our Common Stock, constituting 61.99% of our issued and outstanding shares of Common Stock, approved in writing the Plan. Jerome S. Flum, Chairman, Chief Executive Officer and a director of the Company, is the sole general partner of Flum Partners and has sole voting and dispositive power with respect to the shares of Common Stock owned by Flum Partners.  Mr. Flum, who owns or controls 5,380,353 shares of our Common Stock, including Flum Partners’ shares, constituting 68.11% of our issued and outstanding shares of Common Stock, has also approved in writing the Plan.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Plan. The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the action described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

The Plan is effective as of December 16, 2009, the date it was approved by our Board of Directors.

DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

Our authorized capital currently consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”). Each share of Common Stock entitles its record holder to one (1) vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. The Board of Directors is authorized, subject to limits imposed by relevant Nevada laws, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval. Any Preferred Stock issued in the future may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company, or both. In addition, any such shares of Preferred Stock may have class or series voting rights.

At the close of business on the Record Date, we had 7,899,462 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding.

INFORMATION REGARDING THE 2009 LONG TERM INCENTIVE PLAN

(a)	General Plan Information

Eligibility to participate in the Plan is limited to employees, employee and non-employee directors and non-employee consultants and advisors to the Company and its Affiliates (the “Eligible Persons”).

As of September 29, 2010, the Company had 59 employees, one employee director and four non-employee directors.  The purpose of the Plan is to provide grants to Eligible Persons in order to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the recipients of awards.  The purpose of the Plan is also to promote the success of the Company’s business and to align the interests of the Company’s stockholders and the recipients of awards under the Plan.

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The Plan is administered by a Committee to be appointed by the Board, which will include at least two “outside Directors” or “disinterested Directors”, or by the entire Board, herein referred to as the “Committee”.  Since inception the Plan has been administered by the Board.

The Plan is effective for a period of ten (10) years after the Effective Date or until sooner terminated in the discretion of the Board, provided that no termination shall materially and adversely affect awards already granted under the Plan (“Awards”) without the prior written consent of the grantee of the Award (“Participant”).  No Award may be granted under the Plan after the date of termination.

“Stock Options” means herein the Incentive Share Options, referred to herein as “ISOs” and Stock Options that do not qualify as ISOs, referred to herein as “Non-ISOs”.  See also “Securities to be Offered” below for a description of the securities and Awards offered under the Plan.

The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, subject to compliance with applicable legal requirements relating to the administration of options and plans.  No amendment, suspension or termination shall be made which would materially and adversely affect Awards theretofore granted without the holder’s or recipient’s consent.

The Committee may modify the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, to accelerate vesting, to extend or renew existing Awards or to cancel previously unexercised Awards, but may not cancel an outstanding Stock Option that is underwater for the purpose of reissuing the option at a lower exercise price or, without stockholder approval, reprice any Award.  No such modification shall materially and adversely affect the right of any holder without the holder’s consent.

Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. The Committee’s determinations under the Plan (including, without limitation, of the persons to receive grants or awards and the terms thereof) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants or awards under the Plan, whether or not such persons are similarly situated.

(b)	Securities to be Offered

Number of Shares.  The number of shares reserved for issuance pursuant to Stock Options or other Awards under the Plan is equal to 1,000,000 shares of Common Stock.  The number of shares reserved for issuance shall be automatically increased on the first day of each fiscal year, beginning with fiscal year 2011, in an amount equal to the lesser of (i) 100,000 shares, or (ii) one percent (1%) of the outstanding shares of the Company as of the last day of the immediately preceding year, or (iii) such other number as the Committee may approve; provided, however, that the maximum number of shares that the Company may issue for ISO Awards shall not exceed 1,000,000 shares.  No Stock Option or other Award may be granted under the Plan on or after December 16, 2019.

In the event of any recapitalization, stock dividend, stock split (including reverse stock splits), reclassification or other change in corporate structure affecting the Common Stock, appropriate adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the determination of the amount payable upon exercise of outstanding Stock Appreciation Rights and in the number of shares subject to other outstanding Awards granted under the Plan.  The decision of the Committee as to such adjustments shall be final, provided, however, that the number of shares subject to any award will always be a whole number and any fractional security values shall be paid in cash.

Stock Options.  Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: ISOs and Non-ISOs.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.  The Committee shall have the authority to grant any Eligible Person ISOs, Non-ISOs, or both types of Stock Options (in each case with or without Share Appreciation Rights); provided, however, that the tax law limits the grant of ISOs to employees.  Therefore, the Committee does not have the authority to grant ISOs to any non-employee consultant or advisor or non-employee director.  To the extent that any Stock Option does not qualify as an ISO, it shall constitute a separate Non-ISO.

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Share Appreciation Rights.  Share Appreciation Rights (“SARs”) may be granted in conjunction with all or part of any Stock Option granted under the Plan, either concurrently with the grant of a Stock Option (a “Tandem SAR”) or with respect to an outstanding Stock Option, or independent of a Stock Option grant (a “Free Standing SAR”).  Share Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee.  The per share exercise price of a SAR shall be determined by the Committee but may not be less that the Fair Market Value of one share.  The exercise price of a Tandem SAR shall be the same as the exercise price of the related Option.  An SAR may only be exercised when the Fair Market Value of the underlying shares exceeds the exercise price of the SAR.  A Tandem SAR may only be exercised upon surrender of the Stock Option for an equivalent number of shares.  The Committee may grant SARs exercisable only upon a Change in Control or other specified event.  Upon the exercise of a Share Appreciation Right, a holder shall be entitled to receive an amount in cash, Common Stock or both equal in value to the excess of the Fair Market Value over the option exercise price, or base price for a Free Standing SAR, per share of Common Stock.

Stock Awards.  Restricted Shares or Restricted Share Units may also be issued either alone or in addition to other amounts granted under the Plan.  Restricted Shares are issued at the time of grant of the Award, and can vest either at the time of grant or at later dates upon the passage of time or the occurrence of other specified events, as determined by the Committee. Restricted Share Units provide the Eligible Person the right to receive shares after certain vesting conditions are met.  The Committee shall determine the officers, key employees and non-employee consultants to whom and the time or times at which grants of Common Stock will be made, whether grants shall be conditioned upon attainment of performance measures, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Award, including the applicable restrictions.  Upon vesting of Restricted Shares or Restricted Share Units, the holder shall be entitled to receive, in addition to the shares which have vested, a number of additional shares having a Fair Market Value equal to the amount of any cash dividends paid between the grant date and the date the shares were issued.

Deferred Share Units.  The Committee may permit any Eligible Person who is a Director, consultant, advisor or member of a select group of management or highly paid employees to irrevocably elect to defer the receipt of cash or other compensation (including shares deliverable pursuant to any Award other than Restricted Shares) and to be credited with deferred share units in an internal Plan account, having a Fair Market Value equal to the amount deferred.  The Committee may also award deferred share units, regardless of whether the Participant foregoes other compensation.  However, no such deferral will be permitted if it results in a failure to comply with section 409A.

Unless provided otherwise, any shares subject to deferred share units shall be 100% vested.  The shares shall be paid to the Participant in five substantially equal annual installments commencing after termination of service with the Company, unless the Participant elects otherwise at the time of the deferral election, but in any event not to be paid more than ten years following termination of service.

Deferrals are subject to compliance with Section 409A of the Internal Revenue Code (“Code”).  Section 409A imposes substantive requirements and limitations on non-qualified deferred compensation arrangements under which compensation earned in one year is paid in one or more subsequent years.  Failure to meet the requirements of section 409A can trigger penalty taxes.  In general, both stock options and stock appreciation rights are not subject to Section 409A provided:

(i)            the exercise price of the option or stock appreciation right can never be less the fair market value of the underlying stock on the grant date, and

(ii)           there must be no deferral features that would delay the recognition of income beyond the exercise date (other than the receipt of unvested stock).

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Stock appreciation rights will be eligible for the exemption whether settlement is to be made in cash or in shares of stock.

However, dividend equivalent rights can result in the loss of the exemption if such rights are “directly or indirectly contingent” upon the exercise of the option or stock appreciation right. If the rights are so contingent, then the dividends paid pursuant to the arrangement will be treated as a reduction or offset to the exercise price, resulting in a below-market grant which is subject to the rules of Section 409A.

Certain modifications to an existing stock option or stock appreciation right will, for purposes of Section 409A, be treated as a new grant that will become subject to Section 409A if that grant has a below-market exercise price at the time of such modification. The types of modifications that will result in such a new grant include a direct or indirect reduction to the exercise price, the addition of a deferral feature or the extension or renewal of the grant (except for a permissible extension).

Although the repricing of an outstanding option or stock appreciation right will be treated as a new grant for Section 409A purposes, the new grant may still qualify for the exemption if such grant does not otherwise have a below-market exercise price. However, multiple repricings of the same option or stock appreciation right may indicate that the exercise price is a floating or adjustable price, with the result that the option or stock appreciation right would fail to qualify for the Section 409A exemption from the date of the original grant. There may also be a potential problem under Section 409A if underwater options are exchanged for restricted stock units that defer the taxation of the underlying shares beyond the maximum term of the exchanged option.

The following changes to an existing grant will not be treated as a modification:

- the acceleration of the exercise date,

- the cash-out of the grant for an amount equal to that otherwise payable upon exercise (e.g., the option spread),

- the addition of a right to deliver previously acquired shares in payment of the exercise price, and

- the addition of stock withholding rights to satisfy applicable withholding taxes.

Performance Unit Awards.  Performance Unit Awards may be awarded, designated as a “Performance Compensation Award”, either alone or in addition to other Awards granted under the Plan.  The Committee shall determine the amount of the Award, the nature, length, and starting date of the performance measures and the performance period, which Award may be settled in shares of Common Stock or cash, or a combination of both, subject to compliance with Section 162(m) of the Code as to “qualified performance based compensation”.  The maximum Performance Unit Award may not exceed 100,000 shares and $500,000 in cash for any one Participant and any one performance period.  A recipient of Performance Units who is a member of a select group of management or highly compensated employees may elect to defer receipt of the cash or shares, by written notice to the Committee no later than six months before the end of the applicable performance period.

(c)	Employees Who May Participate in the Plan

ISOs shall only be granted to employees, including employee directors.  Non-ISOs may be granted to any Eligible Person in the Plan.  The determination of who is to participate is to be made by the Committee in accordance with the provisions of the Plan.

(d)	Purchase of Securities Pursuant to the Plan and Payment for Securities Offered

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Incentive Stock Options and Non-ISOs

Stock Options are evidenced by option agreements, the terms and provisions of which may differ.  The option agreement will indicate on its face whether it is an agreement for an ISO or Non-ISOs.  To the extent any Stock Option does not qualify as an ISO, it shall constitute a Non-ISO.  The option price per share under an ISO shall be equal to the Fair Market Value of the Common Stock on the date of grant or higher.  The term of each Stock Option shall be fixed by the Committee, but no ISO or Non-ISO shall be exercisable more than ten years after the date of grant.

Stock Options shall be exercisable at such time or times and subject to such terms and conditions as are set forth in the Plan or as otherwise determined by the Committee.  See “Restrictions on Exercisability” below.  ISOs shall not be granted to any owner of 10% or more of the combined voting power of the Company, unless the exercise price is at least 110% of the Fair Market Value on the date of grant and the option is not exercisable after the expiration of five years from the date of grant.  The aggregate Fair Market Value (determined on the date the option is granted) of shares subject to an ISO granted to an optionee in any calendar year shall not exceed $100,000.

Subject to the terms and conditions of the Stock Option as determined by the Committee, the following are applicable to the exercisability of a Stock Option:

(i)
In the event of the death of a Participant either during the period of service with the Company after the grant date of a Stock Option, or within thirty days following termination of service for any reason other than for Cause, the Stock Option may be exercised at any time within one year of the date of death, but only to the extent the Stock Option had vested as of the earlier of the date of death or the date of termination of service.

(ii)
If a Participant’s employment terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the holder, to the extent it was exercisable at the time of termination, until the expiration of the stated term of such Stock Option, unless a different period is specified at the time of grant, or in the case of an ISO, for a period not to exceed one year after the date of such termination, whichever occurs sooner.  “Disability” herein means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for a continuous period of twelve months, or if the impairment is expected to last for a continuous period of twelve months, and the Participant has received disability income benefits for at least three months under an employee accident or health plan.  In the event of termination of employment by reason of Disability, if an ISO is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-ISO.

(iii)
If an optionee’s service terminates for any other reason, any Stock Option held by such optionee may thereafter be exercised by the holder, to the extent it was exercisable at the time of Termination, for a period of 90 days from the date of termination or until the expiration of the stated term of such Stock Option, whichever occurs sooner.

(iv)
If a Participant’s employment terminates for Cause, any Stock Option held by such Participant shall terminate automatically on the date of such termination.  “Cause” will have the meaning set forth in any unexpired employment, consulting or service agreement between the Company and the Participant.  In the absence of same, “Cause” will mean Participant’s failure to substantially perform his duties or deliberate violation of a material Company policy; commission of any material act of fraud, embezzlement, dishonesty or other misconduct; material unauthorized use or disclosure of proprietary information or trade secrets of the Company; or material breach of any obligations under a written agreement with the Company.

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No shares of Common Stock shall be issued until full payment therefor has been made.  Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, a holder generally shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the holder has given written notice of exercise, has paid in full for such shares, and, if requested, has given any required representation.

The Committee shall determine the acceptable methods of payment for exercise of a Stock Option on the Grant Date and it shall be included in the applicable Award Agreement.  The methods of payment that the Committee may in its discretion accept or commit to accept in an Option Award Agreement include:

(i)	Payment in cash (including check, bank, draft, money order or such instrument as the Company may accept).

(ii)
Irrevocable instructions from the Optionee to a broker to effect the immediate sale of the purchased Shares and to pay the purchase price plus all applicable taxes to the Company out of the sales proceeds.

(iii)	Common Stock already owned by the Participant, free and clear of encumbrances, and having a Fair Market Value equal to the exercise price.

(iv)	By authorizing the Company to withhold shares of Common Stock subject to the Stock Option having a Fair Market Value equal to the exercise price and minimum taxes payable upon exercise.

(v)	Any combination of the foregoing.

Share Appreciation Rights

Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive an amount in cash, shares of Common Stock, or both, equal in value to the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the option exercise price per share specified in the related Stock Option multiplied by the number of shares in respect of which the SAR shall have been exercised.  The Committee shall have the right to determine the form of payment in each case.  A SAR shall be transferable only when and to the extent that the related Stock Option would be transferable.  A SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, including a limit on the amount payable to the Participant to a specified percentage.

Restricted Shares, Restricted Share Units and Unrestricted Shares

The terms of purchase, if any, and payment and restrictions, if any, for Awards of Restricted Shares, Restricted Share Units and Unrestricted Shares shall be determined by the Committee.  Restricted Stock Awards shall be deposited with the Company until the restrictions period ends and all conditions to vesting have been met.  Unrestricted Share Awards shall not be subject to any Restriction Periods or other conditions.

Deferred Share Units

An Eligible Person who irrevocably elects to receive deferred share units in lieu of cash or other compensation must deliver to the Company an election form acceptable to the Committee and which complies with the requirements of section 409A.  Such election which will become effective on the first day of the next calendar year, or on the first day of the next calendar month in the case of an initial election by a Participant first becoming eligible to defer.  No election shall be effective to defer compensation that is earned before the date in which the Company receives the election form.

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Tax Withholding

The Company has the right, prior to issuing any shares or cash pursuant to an Award under the Plan, to require the Participant or his successor in the case of death, to make such arrangements as the Company may require for the satisfaction of any federal, state, foreign, local or other taxes that may arise in connection with the Award and the issuance of Shares.  Withholding can be in the form of shares of Common Stock or cash otherwise deliverable to the holder.  Alternatively, with the consent of the Committee, the holder may satisfy the withholding obligation by (i) a cash payment to the Company, (ii) delivery of shares of Common Stock to the Company, or authorizing the Company to withhold cash or shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld, or (iii) such other arrangement as the Committee may allow.  With respect to employees, in the absence of any other arrangement, the employee shall be deemed to have directed the Company to withhold from his cash compensation an amount sufficient to satisfy his tax obligation from the next payroll payment.  All other Participants, absent any other arrangement, shall be deemed to have elected to have the Company withhold either Shares (at Fair Market Value) or cash equal to the amount required to be withheld.

The Committee has discretion to take various actions, including modifying Awards and voiding elections, in order to conform Awards and deferral elections to the requirements of Section 409A of the Code (which limit the circumstances under which Participants who have a right to receive compensation payable in a later year than the year in which the right is earned may defer taxation on such income).

Restrictions upon Exercisability

Stock Options to be granted to employees and having a ten-year term shall become exercisable in equal installments over a four year term of continuous employment, commencing after four years of continuous employment following the grant date, except as the Committee may otherwise provide at the time of granting the Stock Option.  ISOs granted for a five-year term shall become exercisable at such time or times as shall be determined by the Committee at the time of granting the ISO.

Effect of Change in Control on Awards Under the Plan

Upon a Change in Control, the Committee has the absolute discretion, without approval of stockholders or any Participant, either (a) to accelerate the vesting of all Awards to a date prior to the Change in Control, cause all repurchase rights or other restrictions on vesting to terminate, and deem all performance standards  applicable to an Award, if any, to have been met, thereby permitting all Awards to be immediately exercisable prior to the Change in Control, or (b) to “cash out”, i.e., to pay the value of an Award in cash or other consideration to the Participant as if it had been exercised.  Any good faith determination by the Board as to the occurrence of a Change in Control shall be conclusive and binding.

A “Change in Control” herein means the occurrence during the term of the Plan of any of the following events, subject however to the Committee’s determination (to the extent required to conform with Section 409A of the Code) that any occurrence listed below is a permissible distribution event within the meaning of Section 409A of the Code (it being the intention of the Company to set forth, interpret and apply the following provisions in a manner conforming with Section 409A insofar as applicable): (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than sixty percent (60%) of the combined voting power of all outstanding securities of the Company; provided that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company; or (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than thirty percent (30%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; (v) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of such Board; provided that any individual who becomes a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was nominated and approved by the Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board, shall be deemed to have been a member of the Incumbent Board and such person shall not thereafter become a member of the Incumbent Board unless approved by two-thirds of the members of the then Incumbent Board; or (vi) any reverse merger in which the Company is the surviving entity but in which securities possessing more than sixty percent (60%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more Persons different from the Persons (or their Affiliates) holding those securities immediately prior to such merger.

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Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions have substantially the same proportionate ownership in an entity which owns all or substantially all of the former assets or capital stock of the Company immediately following such transaction or series of transactions.

(e)	Transferability of Awards

Except as otherwise approved by the Committee, Awards may not be sold, pledged, assigned or transferred, other than by will or the laws of descent or distribution or, in the case of a Non-ISO, pursuant to a domestic relations order as defined in the Securities Exchange Act of 1934.  The Committee in its discretion may permit an Award relating to Non-ISOs, SARs settled only in Shares, Restricted Shares or Performance Shares to be transferred to a Participant’s immediate family member (including parents, children, siblings and their respective in-laws, and including adoptive relationships), trusts for their benefit or by gift to charitable institutions.

(f)	Termination, Rescission and Recapture of Awards

The Company may terminate any unexercised, unexpired or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”) or recapture any Common Stock or proceeds from a Participant’s sale of Share (“Recapture”) (i) with respect only to a Participant who is an employee on the date of grant, (ii) either before or after termination of employment (except after termination occurring upon or after a Change in Control), (iii) to the extent provided in the Award Agreement, and (iv) if the Participant shall do or commit one or more of the following acts:

(i)	disclosure of the Company’s confidential information to anyone outside the Company, without permission of the Company;
(ii)	failure to disclose and assign to the Company any interests in intellectual property, in violation of the Participant’s agreement with the Company;
(iii)	violation by the Participant of any of the covenants in an unexpired non-competition agreement with the Company;
(iv)
service for a competitor at any time during or within one-year after termination of employment by the Company, or solicitation of customers or suppliers within such period for the benefit of a competitor;

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(v)	at any time during or within two years after termination of employment, solicitation of any employee of the Company to terminate employment by the Company; or
(vi)	engaging in any activities which are materially prejudicial to or in conflict with the interests of the Company, including breaches of fiduciary duty or the duty of loyalty.

The foregoing discretionary authority may be exercised by the Committee or the Chief Executive Officer, President or most senior human resources executive, or any other person or committee, as designated by the Committee.

(g)	Recoupment of Awards

Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by applicable law, the Committee has the sole discretion, without obtaining approval of shareholders or any Participant, to require a Participant to reimburse the Company for any or all of the Awards granted to him or require Termination, Rescission or Recapture of the Award, if and to the extent that (i) the granting, vesting or payment of such Award was predicated upon achievement of certain financial results or other performance criteria, (ii) the Committee believes that the Participant either benefitted from a calculation that later proves to be materially inaccurate, or engaged in acts of fraud or misconduct that caused the need for financial restatement by the Company, and (iii) a lower granting, vesting or payment of such Award would have occurred if not for the improper conduct described in (ii) above.  In no event, however, will the Company seek such reimbursement, Termination, Rescission or Recapture relating to any Award that was paid or vested more than three years prior to the first date of the applicable restatement period.

(h)           Federal Income Tax Treatment of Stock Awards, SARs and Non-Qualified Stock Options

The value of Restricted Shares or Restricted Share Units is taxable as ordinary income to the Participant subject to withholding when the restrictions, including but not limited to the attainment of certain performance measures, lapse or are fulfilled; the value of Deferred Share Units is taxable as ordinary income when the Award is exercised; and the value of Performance Unit Awards is taxable as ordinary income when the performance measures have been met with respect to such Awards; in each case the Company is allowed a corresponding deduction.  Upon a later sale of the shares, the holder will realize capital gain or loss equal to the difference between the selling price and the value of the shares at the time the option was granted.

In general, the optionee of Non-ISOs will realize ordinary income subject to withholding when the option is exercised equal to the excess of the value of the shares over the exercise price (i.e., the option spread) and the Company is allowed a corresponding deduction.  Upon a later sale of the shares, an optionee will realize capital gain or loss equal to the difference between the selling price and the value of the shares at the time the option was exercised.

The value of an SAR is taxed to the Participant when the Award is exercised; the Company is allowed a corresponding deduction.

(i)            Federal Income Tax Treatment of ISOs

Generally, the Participant of ISOs does not realize any taxable income either at the time of grant or exercise, and the Company is not entitled to a deduction either at the time of grant or at the time of exercise of ISOs, provided that the Participant was an employee of the Company at all times during the period beginning on the date of grant and ending three months prior to the date of exercise and does not sell the shares within two years from the date of grant and one year from the date the shares are issued to the Participant upon exercise.  At the time of ultimate sale following the applicable holding periods, the Participant will receive income taxable at capital gains rates on the excess of the sale price over the ISO exercise price.  If a Participant sells such shares prior to the expiration of the applicable holdings periods, the Participant will realize ordinary income at that time in an amount equal to (a) the excess of the Fair Market Value of the shares on the date of exercise over the ISO exercise price or (b) if the sale is for less than the Fair Market Value at the date of exercise, the gain realized on the sale, and the Company will be entitled to a deduction equal to the amount of such ordinary income.  Such Participant will realize income taxable at capital gains rates on any excess of the sale price over the Fair Market Value on the date of exercise.

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An amount with respect to an ISO may be included in a Participant’s alternative minimum taxable income at the time of exercise for purposes of determining whether the alternative minimum tax for noncorporate taxpayers will be imposed on the Participant for a given year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of September 29, 2010, the stock ownership of (i) each of our executive officers and directors, (ii) all our executive officers and directors as a group, and (iii) each person known by us to be a beneficial owner of 5% or more of our common stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares.  No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.  Unless otherwise noted, each owner’s mailing address is c/o CreditRiskMonitor.com, Inc., 704 Executive Boulevard, Valley Cottage, NY 10989.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER OF SHARES (2)		PERCENTAGE OF COMMON STOCK (3)
Santa Monica Partners, L.P./ Santa Monica Partners II, L.P. (4) 1865 Palmer Avenue Larchmont, NY 10538	541,430		6.84%
Flum Partners (5)	4,897,128		61.88%
Jerome S. Flum	5,380,353	(6)(7)	67.98%
William B. Danner	21,395		----- *
Lawrence Fensterstock	105,000		1.33%
Andrew J. Melnick	10,000		----- *
Jeffrey S. Geisenheimer	78,653		----- *
Richard J. James	37,000		----- *
All directors and officers (as a group (6 persons))	5,632,401	(6)(7)	71.17%
* less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group.

(2)
Does not give effect to (a) options to purchase 408,500 shares of Common Stock granted to 11 officers and employees pursuant to the 1998 Long-Term Incentive Plan of the Company, (b) options to purchase 105,500 shares of Common Stock granted to 9 officers and employees pursuant to the 2009 Long Term Incentive Plan of the Company, subject to shareholder approval of the Plan, and (c) options to purchase an aggregate of 109,000 shares granted to the non-employee directors pursuant to the 1998 Long-Term Incentive Plan of the Company.  All of the foregoing options are not exercisable within sixty days.  Includes 2,000 shares of Common Stock issued to Flum Partners in consideration of loans to the Company.  Includes options to purchase 15,000 shares of Common Stock granted to Mr. Fensterstock which are immediately exercisable.

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(3)	Based on 7,899,462 shares of our common stock outstanding and 15,000 shares of Common Stock subject to options issued to Mr. Fensterstock which are immediately exercisable.

(4)
Based on the information contained in a Schedule 13G filed November 5, 2009.  The general partner of Santa Monica Partners, L.P. is SMP Asset Management LLC.  The general partner of Santa Monica Partners II, L.P. is Santa Monica Partners Asset Management LLC.  Lawrence J. Goldstein is an individual investor and the President of Santa Monica Partners and Santa Monica Partners II.  He is also the sole Managing Member of SMP Asset Management LLC and Santa Monica Partners Asset Management LLC, and may be deemed to beneficially own these shares.  Mr. Goldstein disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(5)	The sole general partner of Flum Partners is Jerome S. Flum, Chairman of the Board and Chief Executive Officer of the Company.

(6)
Includes 4,897,128 shares owned by Flum Partners, of which Mr. Flum is the sole general partner, which are also deemed to be beneficially owned by Mr. Flum because of his power, as sole general partner of Flum Partners, to direct the voting of such shares held by the partnership.  Mr. Flum disclaims beneficial ownership of the shares owned by Flum Partners.  The 5,380,353 shares of Common Stock, or 67.98% of the outstanding shares of Common Stock, may also be deemed to be owned, beneficially and collectively, by Flum Partners and Mr. Flum, as a “group”, within the meaning of Section 13(d)(3) of the Exchange Act.

(7)	Includes 2,000 shares of Common Stock owned by a grandchild of Mr. Flum, the beneficial ownership of which is disclaimed by Mr. Flum.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

SECURITIES AUTHORIZED FOR ISSUANCES UNDER EQUITY COMPENSATION PLANS

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	532,500	$1.2070	- 0 -
Equity compensation plans not approved by security holders (1)	105,500	$4.0483	894,500
Total	638,000	$1.6768	894,500

(1)	Represents options granted pursuant to 2009 Long Term Incentive Plan, subject to effectiveness of stockholder approval of the Plan.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows all cash compensation paid or to be paid by the Company during the fiscal years indicated to the chief executive officer and all other executive officers of the Company as of the end of the Company’s last fiscal year.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary		Bonus (1)	Option Awards (2)	All Other Compensation	Total
Jerome S. Flum,
Chairman and Chief	2009	$159,221		$25,000	$-0-	$-0-	$184,221
Executive Officer	2008	$213,716	(3)	$15,000	$-0-	$-0-	$228,716

William B. Danner,	2009	$194,467		$50,000	$16,814	$-0-	$261,281
President	2008	$184,200		$25,000	$16,814	$-0-	$226,014

Lawrence Fensterstock,	2009	$159,221		$47,000	$668	$-0-	$206,889
Senior Vice President	2008	$304,811	(4)	$25,000	$683	$-0-	$330,494

(1) The amounts in this column reflect bonuses awarded for the fiscal year shown but paid in the subsequent fiscal year.

(2) Represents the compensation costs of stock option awards for financial reporting purposes for the year under ASC 718, rather than an amount paid to or realized by the Named Executive Officer.  The ASC 718 value as of the grant date for stock options is spread over the number of months of service required for the grant to become non-forfeitable. There can be no assurance that the ASC 718 amounts will ever by realized.

(3) Beginning January 20, 1999 and continuing through June 30, 2003, in order to conserve the Company’s cash during this start-up period, Mr. Flum agreed to defer a portion of his annual salary. As of June 30, 2003, the cumulative non-interest bearing amount deferred was $238,750. In July 2004, the Company’s Board of Directors agreed to issue 200,000 shares of the Company’s common stock with a fair value of $90,000 as partial payment of this liability as well as paying, in cash, the balance to the Chief Executive Officer, representing the tax “gross-up” on this stock award, thereby reducing the cumulative deferred amount by approximately $150,000 to $88,890. In December 2006, the Company’s Board of Directors agreed to allow Mr. Flum to exercise stock options for 15,000 shares of the Company’s common stock with an exercise price of $15,000 as partial payment of this liability as well as paying, in cash, $15,000 to Mr. Flum, representing the tax “gross-up” on this stock issuance. This transaction reduced the cumulative deferred amount still payable to $58,890. In April 2008, the Company paid in full the remaining deferred compensation of $58,890 owed to Mr. Flum.

(4) In August 2008, Mr. Fensterstock exercised non-qualified stock options pursuant to which the Company reported $149,985 as ordinary income to Mr. Fensterstock, representing the difference of the then fair market value of the shares and the exercise price.

Outstanding Equity Awards

No stock options, stock awards or stock appreciation rights were granted to the Company’s executive officers during the last fiscal year.

The following table reflects outstanding equity grants to the Company’s executive officers as of December 31, 2009:

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
William B.	-0-	100,000	-0-	$1.0000	05-09-15
Danner	-0-	50,000	-0-	$1.2500	10-06-15

Lawrence	15,000	-0-	-0-	$1.0000	12-19-11
Fensterstock	-0-	5,000	-0-	$1.0000	07-31-13

The closing market price of the Company’s common stock on September 29, 2010 was $4.20 per share.

All of the options granted may be exercised after three years from the date of grant in installments upon the Company attaining certain specified gross revenue and pre-tax profit margin objectives as set forth in the table below, unless such objectives are modified in the sole discretion of the Board of Directors. In order to achieve the vesting of the applicable percentage of options at each level, both the minimum sales amount and the pre-tax operating margin tests for that level must be met.

	MINIMUM ANNUAL
Level	Gross Sales	Pre-Tax Operating Margin	Options Vested	Cumulative Options Vested
1	$ 3 Million	20%	6.7%	6.7%
2	$ 4 Million	23%	6.7%	13.4%
3	$ 5 Million	27%	10.0%	23.4%
4	$ 6 Million	36%	10.0%	33.4%
5	$7.5 Million	39%	13.3%	46.7%
6	$ 9 Million	42%	13.3%	60.0%
7	$ 11 Million	45%	16.6%	76.6%
8	$ 14 Million	48%	16.6%	93.2%
9	$ 17 Million	48%	6.8%	100.0%

Notwithstanding that the objectives may not have been met in whole or in part, each of the foregoing performance-based options will vest in full on a date which is two years prior to the expiration date of the option or, in the event of a change in control, will vest in full at the time of such change in control.

Directors’ Fees

Effective January 1, 2010, non-employee directors receive $750 for each Board of Directors’ meeting attended, up to a maximum payment of $3,000 per director per calendar year.  Prior thereto, non-employee directors received $450 per meeting up to a maximum payment of $1,800 per director per calendar year.  The following table shows all compensation paid by the Company to non-employee directors for fiscal year 2009.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Andrew J. Melnick	$1,800	$2,334	$4,134
Jeffrey S. Geisenheimer	$1,800	$5,190	$6,990
Joshua M. Flum	$1,350	$8,192	$9,542
Richard J. James	$1,800	$228	$2,028

(1) Represents the compensations costs for financial reporting purposes for the year under ASC 718.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.  Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan

* * *

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APPENDIX A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

PLAN DOCUMENT

1. Establishment, Purpose, and Types of Awards

CreditRiskMonitor.com, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan” (hereinafter referred to as the “Plan”) in order to provide incentives and awards to select employees, directors, consultants, and advisors of the Company and its Affiliates.

(a) Awards. The Plan permits grants of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

(b) Effect on Other Plans. The Plan is not intended to affect and shall not affect any stock options, equity-based compensation or other benefits that the Company or its Affiliates may have provided pursuant to any agreement, plan, or program that is independent of this Plan.

2. Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

Subject to the provisions of Section 13:

(a) The maximum number of Shares that the Company may issue for all Awards is 1,000,000 Shares, as increased by the number of Shares permitted for issuance under the Plan pursuant to the terms of Section 3(c).

(b) For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury. Shares that are subject to an Award under this Plan that for any reason expire, are forfeited, are cancelled, or become unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under this Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award under this Plan either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon grant, exercise, vesting or distribution of an Award.

(c) An annual increase in the number of Shares reserved for issuance pursuant to this Plan shall automatically occur on the first day of each fiscal year of the Company, beginning with fiscal year 2011, and the increase shall be equal to the lesser of (a) 100,000 Shares, (b) one percent (1%) of outstanding Shares as of the last day of the immediately preceding fiscal year (rounded down to the nearest whole share), and (c) such number of Shares approved by the Board or the Committee.

(d) Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13, the number of Shares that are available for ISO Awards, including Shares for which ISO Awards have been granted and Shares reserved for future ISO Awards, shall not exceed 1,000,000 Shares, provided that any Shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the exercise price for an Award, shall be available for issuance pursuant to future ISO Awards.

4. Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system, in all cases in the event that the Company establishes for itself, or uses, the services of a third party to establish an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response; and

(viii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

The Committee’s determinations need not be uniform and may be made by it selectively among Eligible Persons who receive Awards under the 2009 Plan, whether or not such Eligible Persons are similarly situated.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Action by Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate thereof, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(e) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(f) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and, to the full extent allowable under Applicable Law, shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 26 unless otherwise specifically provided in an Award Agreement.

(c) Replacement Awards. Subject to Applicable Laws (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not include an exercise price that is lower than the exercise price of the surrendered Option unless the Company’s stockholders approve the Option grant itself or the program under which the Option grant is made pursuant to the Plan.

6. Option Awards

(a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall automatically be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Option. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h); provided that the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that:

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date; and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of Options within the meaning of the federal securities laws applicable to proxy statement disclosures.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement.  Unless otherwise determined by the Committee and set forth in the Award Agreement, each Option granted to an Employee for a ten-year term shall vest and become exercisable as to twenty (20%) percent of the Shares covered thereby on the fourth anniversary of Continuous Service after the Grant Date, and as to twenty (20%) percent of the Shares after Continuous Service on each of the fifth, sixth, seventh and eighth anniversary dates of the Grant Date.  Each Option granted for a five-year term shall vest and become exercisable at such time or times as shall be determined by the Committee and set forth in the Award Agreement.  The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by payment of the full exercise price of the Shares being purchased. The Committee shall determine the acceptable methods of payment for exercise of a Stock Option on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Option Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) the Participant’s surrender of a number of Shares that are subject to the Option being exercised and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that the Participant owes being paid in cash or by check payable to the Company (in U.S. dollars);

(iii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iv) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. Notwithstanding any other provision in this Plan, in no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Death. In the event of the death of a Participant either during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service for any reason other than due to Cause, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested as of the earlier to occur of the date of the Participant’s death or the date the Participant’s Continuous Service terminated.

(iv) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and any such Option shall be considered immediately null and void.

(i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7. Share Appreciation Rights (SARs)

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person pursuant to Award Agreements, in any of the following forms:

(i) SARs Related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Sections 7(e) and 7(f). Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs that are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of any SAR within the meaning of federal securities laws applicable to proxy statement disclosures.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs that are settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage specified in the Award Agreement, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when a Participant’s Continuous Service terminates.

8. Restricted Shares, Restricted Share Units and Unrestricted Shares

(a) Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or as the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever Unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9.

(g) Deferral Elections. At any time within the 30-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award, subject to adjustments by the Committee in accordance with Code Section 409A), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award more than 12 months after the date of the Participant’s deferral election. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) and no vesting shall occur (other than for death or Disability if provided pursuant to the Award Agreement) within the 12-month period following the date of the Participant’s election.

9. Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first becomes eligible to defer hereunder, subject to adjustments by the Committee in accordance with Code Section 409A) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless:

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c), the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. Performance Awards

(a) Performance Units. Subject to the limitations set forth in Section 10(c), the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards. Subject to the limitations set forth in Section 10(c), the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 100,000 Shares and $500,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b).

11. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner (i) that conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C) of the Code. The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to non-ISOs, SARs settled only in Shares, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Each share of restricted stock shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation or a Change in Control

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, in each case effected at any time after this Plan is approved by the Board. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) accelerate in part or in full to a date prior to the effective time of such Change in Control as the Committee shall determine (or, if the Committee shall not determine such a date, to the date that is two days prior to the effective time of the Change in Control) the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that any Restriction Period applicable to Awards will lapse, all Performance Measures, if any, will be deemed satisfied and all repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; or

(ii) after giving effect to (i) above, to arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

In the event the Committee shall not take either of the actions set forth in Section 13(c)(i) or (ii) above, with respect to all or any part of an outstanding Award, prior to the effective time of such Change in Control, then the Committee shall be deemed to have taken the action set forth in Section 13(c)(i), prior to such effective time, with respect to such outstanding Award or part thereof.

Notwithstanding the above, to the extent that an Award is not exercised prior to consummation of a transaction, including a Change in Control after the action set forth in Section 13(c)(i) above is taken or deemed to have been taken in which the Award is not being assumed or substituted for in such transaction, such Award shall automatically terminate as of immediately prior to the consummation of such transaction.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

The Plan shall continue in effect for a term of ten years from its effective date as determined under Section 20, unless the Plan is sooner terminated under Section 17.

17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20. Effective Date and Contingencies.

The Plan shall become effective on the date it is adopted by the Board or the Committee; provided that this Plan shall be submitted to the Company’s stockholders for approval. If this Plan is not approved by the Company’s stockholders in accordance with Applicable Laws (as determined by the Committee in its sole discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21. Controlling Law.

This Plan shall be governed by the laws of the State of Nevada (without regard to conflicts of laws principles), to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. No Stockholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25. References. All references herein to sections and appendices shall be deemed to be references to sections and appendices, respectively, of this Plan unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and references to all attachments thereto and instruments incorporated therein.

26. Termination, Rescission and Recapture of Awards. Notwithstanding any other provision of the Plan, but only to the extent specifically provided in any Award Agreement, this Section shall only apply to a Participant who is, on the Award Date, an Employee of the Company or its Affiliates, and, subject to subsection (g) below, shall automatically cease to apply to any Participant from and after his or her termination of Continuous Service upon or after the occurrence of a Change in Control.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement, including an Award Agreement, between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions, or any of the terms, covenants or agreements contained in any unexpired non-competition agreement between the Company and the Participant, (ii) during his or her Continuous Service, or within one (1) year after Participant’s termination for any reason, a Participant has rendered services to or otherwise directly or indirectly engaged in or assisted, or solicited any actual or potential customer or supplier of the Company for, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (iii) during his or her Continuous Service, or within two (2) years after Participant’s termination for any reason, a Participant has solicited any employee of the Company to terminate employment with the Company; or (iv) a Participant has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity described above in this Section, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 26 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to limit or terminate obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment, including violations of subsections (b), (c) or (e) of this Section and any obligations that are part of any separate agreement, including an Award Agreement, between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the Chief Executive Officer, President or most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

27. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted to him or her under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a) the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria;

(b) in the Committee’s view, the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company or any material Affiliate thereof; and

(c) a lower granting, vesting or payment of such Award would have occurred if not for the conduct described in clause (b) of this Section 27.

In each instance, the Committee may, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission pursuant to this Section of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

[APPENDIX A FOLLOWS]

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
“
Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will have the meaning set forth in any unexpired employment, consulting or service agreement between the Company and the Participant. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment, consulting or service relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” shall mean the occurrence during the term of the Plan of any of the following events, subject however to the Committee’s determination (to the extent required to conform with Section 409A of the Code) that any occurrence listed below is a permissible distribution event within the meaning of Section 409A of the Code (it being the intention of the Company to set forth, interpret and apply the following provisions in a manner conforming with Section 409A insofar as applicable): (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than sixty percent (60%) of the combined voting power of all outstanding securities of the Company; provided that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by the Company; or (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than thirty percent (30%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) the sale, transfer or other disposition (in one or more transactions or series of related transactions) of all or substantially all of the assets of the Company; (iv) a complete liquidation or dissolution of the Company; (v) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of such Board; provided that any individual who becomes a Director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was nominated and approved by the Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board, shall be deemed to have been a member of the Incumbent Board and such person shall not thereafter become a member of the Incumbent Board unless approved by two-thirds of the members of the then Incumbent Board; or (vi) any reverse merger in which the Company is the surviving entity but in which securities possessing more than sixty percent (60%) of the total combined voting power of the Company’s outstanding voting securities are transferred to or acquired by one or more Persons different from the Persons (or their Affiliates) holding those securities immediately prior to such merger.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions have substantially the same proportionate ownership in an entity which owns all or substantially all of the former assets or capital stock of the Company immediately following such transaction or series of transactions.

 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means CreditRiskMonitor.com, Inc., a Nevada corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

 “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s most recent period of service, in the absence of any interruption or termination of service, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not, by itself, constitute an interruption of Continuous Service.

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” or “Disability” means a condition under which a Participant:

(a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(b) has, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended by the Company or an Affiliate.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market LLC (as applicable, the “Exchange”), on the Determination Date, or, if shares were listed, but not traded, on such Exchange on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not quoted on an Exchange, but is otherwise traded on the Over-the-Counter Bulletin BoardTM or the Pink Sheets®, the price of the last trade on the Determination Date or, if no trade was made, the mean between the representative bid and asked prices on the Determination Date; or (iii) if subsections (i) and (ii) do not apply, the fair market value established in good faith by the Board.

“Incentive Share Option” or “ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntarily Terminated” means a Participant’s Continuous Service is terminated under the following circumstances occurring in connection with, or within 12 months following consummation of, a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site as of immediately prior to the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of a reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b).

“Performance Unit” means Awards granted pursuant to Section 10(a) that may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13.

“Ten Percent Holder” means a person who owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate.

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

As approved by the Board of Directors on December 16, 2009.

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Stock Option Award Agreement

Award No.

You (the “Participant”) are hereby awarded the following stock option (the “Option”) to purchase Shares of CreditRiskMonitor.com, Inc. (the “Company”), subject to the terms and conditions set forth in this Stock Option Award Agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Grant Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of CreditRiskMonitor.com, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Variable Terms. This Option shall have, and be interpreted according to, the following terms, subject to the provisions of the Plan in all instances:

Name of Participant:

Type of Stock Option:	☐	Incentive Stock Option (ISO)1

	☐	Non-Incentive Stock Option2

1
If an ISO is awarded to a person owning more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary, then the term of the Option cannot exceed 5 years and the exercise price must be at least 110% of the Fair Market Value (100% for any other employee who is receiving ISO awards).

2	The exercise price of a non-ISO must be at least 100% of the Fair Market Value.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

Number of Shares subject to Option:

Option Exercise Price per Share:

Grant Date:

Reverse Vesting (early exercise):	☐ Allowed in accordance with Section 6(i) of the Plan.
☐ Not allowed.

Manner of Exercise:

☐	cash or check payable to the Company (in U.S. dollars).

☐
your surrender of a number of Shares that are subject to this Option and that have a Fair Market Value equal to the exercise price and minimum taxes payable (at statutory rates) upon exercise, with any additional amount that you owe being paid by you in cash or by check payable to the Company (in U.S. dollars).

☐
other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company.

☐
a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale.

☐	any combination of the foregoing methods of payment.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

Vesting Schedule:
(Establishes the Participant’s rights to exercise this Option with respect to the Number of Shares stated above, subject to acceleration per Section 2 below and to any stockholder approval requirement set forth in the Plan.)

☐	% on Grant Date.

☐	% on each of the first ____ [monthly][quarterly][annual] anniversary dates of the Participant’s Continuous Service after the Grant Date.

Lifetime Transfer:	☐	Allowed pursuant to Section 9 below only for Non-Incentive Stock Option.

Expiration Date:	☐	years after Grant Date; or

	☐	10 years after Grant Date

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	__ %
Between 1st and 2nd Anniversary	__ %
After 2nd Anniversary	__ %

3. Term of Option. The term of the Option will expire at 5:00 p.m. (E.D.T. or E.S.T., as applicable) on the Expiration Date.

4. Manner of Exercise. The Option shall be exercised in the manner set forth in the Plan, using the exercise form attached hereto as EXHIBIT C. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 6 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

5. Special ISO Provisions. If designated as an ISO, this Option shall be treated as an ISO to the extent allowable under Section 422 of the Code, and shall otherwise be treated as a Non-ISO. If you sell or otherwise dispose of Shares acquired upon the exercise of an ISO within 1 year from the date such Shares were acquired or 2 years from the Grant Date, you agree to deliver a written report to the Company within 10 days following the sale or other disposition of such Shares detailing the net proceeds of such sale or disposition.

6. Termination of Continuous Service. If your Continuous Service is terminated for any reason, this Option shall terminate on the date on which you cease to have any right to exercise the Option pursuant to the terms and conditions set forth in Section 6 of the Plan.

7. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a [ ] [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, identity of current and prospective customers; identity of key contacts at such customers; customers’ particularized preferences and needs; pricing, length and other terms of customer contracts; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Competition and Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, render services to or otherwise directly or indirectly engage in or assist, or solicit any actual or potential customer or supplier of the Company Group for, any business that competes, or is working to compete, directly or indirectly, with the Company Group.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Options in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)
recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Option if allowed under Section 1 hereof for a Non-Incentive Stock Option (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Nevada (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award Agreement, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. Investment Purposes. You represent and warrant to the Company that you are acquiring the Options for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Options within the meaning of the Securities Act of 1933, as amended.

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

21. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section   of that certain employment agreement between you and the Company, dated as of           , 20     .]

<Signature Page Follows>

Stock Option Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

CREDITRISKMONITOR.COM, INC.

By:
Name:
Title:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Form of Exercise of Stock Option

CreditRiskMonitor.com, Inc.
Attention:	704 Executive Boulevard
Valley Cottage, New York 10989
Attn: Chief Financial Officer

Dear Sir or Madam:

The undersigned elects to exercise his/her [Incentive][Non-qualified] Stock Option to purchase        shares of Common Stock of CreditRiskMonitor.com, Inc. (the “Company”) under and pursuant to a Stock Option Agreement dated as of       .

1. ☐  Delivered herewith is a certified or bank cashier’s or teller’s check for the following amount: $

2. ☐  Delivered herewith are shares of Common Stock held by the undersigned for at least six months*, valued at the closing sale price of the stock on the business day prior to the date of exercise**, as follows:

 $          in the form of        shares of Common Stock, valued at $       per share

3. ☐  Delivered herewith are irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.**

4. ☐  I hereby surrender all rights to such number of Shares that are subject to this Option being exercised and that have a Fair Market Value equal to the exercise price and taxes payable, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.**

Very truly yours,

Date	Optionee

*	The Committee may waive the six months’ requirement in its discretion.
**	The Committee must approve this method in writing before your election

EXHIBIT D
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and             , an individual residing at              (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Long Term Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the ______ Award that Recipient received pursuant to an award agreement dated _____ , _____ between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
____ day of ____ , 20 __

Notary Public County of
State of

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

SAR Award Agreement

Award No.

You (the “Participant”) are hereby awarded Stock Appreciation Rights subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”) and in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”). A copy of the Plan is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives or their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of CreditRiskMonitor.com, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Individualized Terms. This portion of your Award is being granted pursuant to Section 7 of the Plan, and shall have the following terms:

Name of Participant

Date of Award

Number of Shares measuring the value of this SAR	Shares (“SAR Shares”).

Base Price for SARs	$ ___ . ___ per Share.

Vesting
At the rate of  % on each of the next         [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	__ %
Between 1st and 2nd Anniversary	__ %
After 2nd Anniversary	__ %

3. Vesting and Exercise of Your Award. No Shares will be issued and no cash will be paid to you before your Award vests in accordance with Section 1 or 2 above and is exercised. To the extent you have vested in this Award, you may exercise it at any time and from time to time in accordance with the Plan, using the exercise form attached hereto as EXHIBIT C. The amount you receive upon exercise will equal the product of:

(a) the number of SAR Shares that you designate for exercise, and

(b) the excess of 100% of the Fair Market Value of a Share on the date of exercise over the Base Price stated in Section 1 above.

4. Form of Payments to You. The Company will make any payment to you under this Award in the form of Shares, with cash paid in lieu of fractional Shares. Any Shares that you receive will be free from vesting restrictions (but subject to such legends as the Company determines to be appropriate). Notwithstanding the foregoing, the Company will not issue Share certificates to you unless you have made arrangements satisfactory to the Committee to satisfy any applicable tax-withholding obligations.

5. Failure of Vesting Restrictions. By executing this Award, you acknowledge and agree that if your Continuous Service terminates under circumstances that do not result in accelerated vesting pursuant to Section 2 above, you will irrevocably forfeit any and all unvested rights under this Award, and this Award will immediately become null, void, and unenforceable.

6. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a                    [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, identity of current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; pricing, length and other terms of customer contracts; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, render services to or otherwise directly or indirectly engage in or assist, or solicit any actual or potential customer or supplier of the Company Group for, any business that competes, or is working to compete, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of Stock Appreciation Rights in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)
recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

7. Investment Purposes. By executing this Award, you represent and warrant to the Company that any Shares issued to you pursuant to this Award will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

8. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the SAR awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

9. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(c). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Nevada (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section            of that certain employment agreement between you and the Company, dated as of            , 20     .]
[Signature Page Follows]

SAR Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

CREDITRISKMONITOR.COM, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms
of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Form of Stock Appreciation Rights Exercise

Attention:	CreditRiskMonitor.com, Inc.
704 Executive Boulevard
Valley Cottage, New York 10989 Attn: Chief Financial Officer

Dear Sir or Madam:

The undersigned elects to exercise his/her Stock Appreciation Rights with respect to         shares of Common Stock of CreditRiskMonitor.com, Inc. (the “Company”) under and pursuant to an SAR Award Agreement dated as of        .

The undersigned recognizes and agrees that the Company will satisfy its obligations arising from this exercise notice through issuing shares of its Common Stock, with the name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) to be as follows:

Name:
Address:
Social Security Number :

I hereby surrender all rights to such number of shares of Common Stock that are issuable pursuant to this SAR being exercised and that have a Fair Market Value equal to the taxes payable in connection therewith, with any additional amount that I owe being paid by me through salary reduction from Company’s next payroll.

Date	SAR Holder

EXHIBIT D

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and             , an individual residing at              (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Long Term Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:
☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
     day of      , 20

Notary Public County of
State of

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Restricted Share Award Agreement

Award No. ___

You (the “Participant”) are hereby awarded Restricted Shares (“Restricted Shares”) subject to the terms and conditions set forth in this Restricted Share Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of CreditRiskMonitor.com, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Specific Terms. Your Restricted Shares have the following terms:

Name of Participant

Number of Shares Subject to Award

Purchase Price per Share (if applicable)	☐ Not applicable ☐ $ ____ per share

Award Date

Vesting
At the rate of  % on each of the next           [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

Transfer of Award	You may transfer your Restricted Shares only pursuant to Section 12 hereof.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

2. Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	__ %
Between 1st and 2nd Anniversary	__ %
After 2nd Anniversary	__ %

3. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Shares are issued.

4. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that you are acquiring your Restricted Shares for investment purposes only and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Restricted Shares within the meaning of the Securities Act of 1933, as amended.

5. Issuance of Restricted Shares. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement. The Company may, in its discretion, hold such Restricted Shares in escrow until vesting occurs. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy your tax-withholding obligations. The certificates evidencing such Restricted Shares that will be issued will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of CreditRiskMonitor.com, Inc.”

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

6. Unvested Restricted Shares. You will be reflected as the owner of record on the Company’s books and records of any Shares issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares, the stock power will be used to return the certificates for the forfeited Shares to the Company’s transfer agent for cancellation. As the owner of record of any Restricted Shares you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 1 hereof, subject in each case to the treatment of the Award upon termination of service with the Company and/or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

7. Termination of Continuous Service. Subject to Section 2 above, this Award shall be canceled and become automatically null and void immediately after termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

8. [Performance-based Acceleration. [OPTIONAL] Your Restricted Shares shall be subject to accelerated vesting following the [first][second][third][fourth] anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:         .]

9. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a           [include job title or description of the Participant] who will advance and promote the Company Group’s business interests and objectives. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, identity of current and prospective customers; identity of key contacts at such customers; customers’ particularized preferences and needs; pricing, length and other terms of customer contracts; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, render services to or otherwise directly or indirectly engage in or assist, or solicit any actual or potential customer or supplier of the Company Group for, any business that competes, or is working to compete, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan for any reason. The Participant acknowledges and agrees that the grant of the Restricted Shares pursuant to this Award Agreement is just and adequate consideration

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)
recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

10. Section 83(b) Election Notice. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a “Section 83(b) Election”), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election.

11. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

12. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

13. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

14. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

15. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

16. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

17. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

18. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

19. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

20. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

21. Governing Law. The laws of the State of Nevada (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

22. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

23. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section          of that certain employment agreement between you and the Company, dated as of             .]

<Signature Page Follows>

Restricted Share Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

CREDITRISKMONITOR.COM, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms
of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Election to Include Value of Restricted Shares in Gross Income
in Year of Transfer Under Internal Revenue Code Section 83(b)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.	My General Information:

Name:
Address:

S.S.N.
or T.I.N.:

2.	Description of the property with respect to which I am making this election:
             shares of common stock of CreditRiskMonitor.com, Inc. (the “Restricted Shares”).

3.	The Restricted Shares were transferred to me on , 20 . This election relates to the 20 calendar taxable year.

4.	The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (“Plan”) Restricted Share Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5.	Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $         per share.

6.	Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $         per share.

7.	Furnishing statement to employer:

A copy of this statement has been furnished to my employer,            . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8.	Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated: _____, 20___
Taxpayer

EXHIBIT D
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and            , an individual residing at             (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Long Term Incentive Plan (as may be amended from time to time, the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
     day of    , 20

Notary Public County of
State of

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Restricted Share Unit Award Agreement

Award No. __

You (the “Participant”) are hereby awarded Restricted Share Units (the “RSUs”) subject to the terms and conditions set forth in this Restricted Share Unit Award Agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences. This Award is conditioned on your execution of this Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of CreditRiskMonitor.com, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. Specific Terms. Your RSUs have the following terms:

Name of Participant

Number of Restricted Share
Units Subject to Award

Purchase Price per Share	☐ Not applicable ☐ $ per share
(if applicable)

Award Date

Vesting
At the rate of  % on each of the next  _____ [monthly] [quarterly] [annual] anniversaries of the Award Date; subject to acceleration as provided in the Plan and in Section 2 below, and to your Continuous Service not ending before the vesting date.

Deferral Elections	☐ Allowed in accordance with Section 8(g) of the Plan. ☐ Not allowed.

2.	Accelerated Vesting; Change in Corporate Control. To the extent you have not previously vested in your rights with respect to this Award, your Award will become:

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

☐	% vested if your Continuous Service ends due to your death or “disability” within the meaning of Section 409A of the Code;

☐	% vested if your Continuous Service ends due to your retirement at or after you have attained the age of and completed at least full years of Continuous Service;

☐	according to the following schedule if your Continuous Service ends due to an Involuntary Termination that occurs in connection with or within the one-year period following a Change in Control:

Date on which Your Involuntary Termination Occurs (by reference to Date of Award)	Portion of Your Award As to which Vesting Accelerates
Before 1st Anniversary	__ %
Between 1st and 2nd Anniversary	__ %
After 2nd Anniversary	__ %

3. Dividends. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares underlying your RSUs, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of 5% per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

4. Investment Purposes. By executing this Agreement, you represent and warrant to the Company that any Shares issued to you pursuant to your RSUs will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

5. Termination of Continuous Service. Subject to Section 2 hereof, this Award shall be canceled and become automatically null and void immediately upon termination of your Continuous Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Continuous Service ends.

6. Satisfaction of Vesting Restrictions. No Shares will be issued before you complete the requirements that are necessary for you to vest in the Shares underlying your RSUs. As soon as practicable after the date on which your RSUs vest in whole or in part, the Company will issue to you or your duly-authorized transferee, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested RSU. Fractional shares will not be issued, and cash will be paid in lieu thereof. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

7. [Performance-based Acceleration. [OPTIONAL] Your RSUs shall be subject to accelerated vesting following the second anniversary of the Award Date if the Committee determines that the following performance conditions have been satisfied:  .]

8. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a   [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company and/or its Affiliates (the “Company Group”). Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(a) Fiduciary Duty. During his or her service with the Company Group, the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, identity of current and prospective customers; identity of key contacts at such customers; customers’ particularized preferences and needs; pricing, length and other terms of customer contracts; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, render services to or otherwise directly or indirectly engage in or assist, or solicit any actual or potential customer or supplier of the Company Group for, any business that competes, or is working to compete, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) years after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of RSUs in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)
recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

9. Section 83(b) Election Notice. If you provide the Company with prior written notice of your intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your RSUs (a “Section 83(b) Election”), the Committee may in its discretion convert your RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of this Award Agreement. You agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. EXHIBIT C attached hereto contains a suggested form of Section 83(b) Election. Any Restricted Shares issued to you pursuant to this Section 9 shall bear such legends as the Company determines to be appropriate until all vesting restrictions lapse and certificates are issued to you pursuant to Section 6 of this Award.

10. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest, if any, in the RSUs awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

11. Restrictions on Transfer. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

12. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

13. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

14. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

15. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

16. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

17. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

18. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

19. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

20. Governing Law. The laws of the State of Nevada (without regard to conflicts of laws principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

21. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

22. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section   of that certain employment agreement between you and the Company, dated as of               , 20       .]

Signature Page Follows

Restricted Share Unit Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the RSUs hereby awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

CREDITRISKMONITOR.COM, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Section 83(b) Election Form

Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) Election normally cannot be revoked.

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Election to Include Value of Restricted Shares in Gross Income
In Year of Transfer Under Internal Revenue Code Section 83(b)

Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1. My General Information:

Name:
Address:
S.S.N. or T.I.N.:

2. Description of the property with respect to which I am making this election:

                                 shares of common stock of CreditRiskMonitor.com, Inc. (the “Restricted Shares”).

3. The Restricted Shares were transferred to me on            , 20    . This election relates to the 20      calendar taxable year.

4. The Restricted Shares are subject to the following restrictions:

The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (“Plan”) Restricted Share Unit Award Agreement (“Award Agreement”) or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5. Fair market value:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $  per share.

6. Amount paid for Restricted Shares:

The amount I paid for the Restricted Shares is $       per share.

7. Furnishing statement to employer:

A copy of this statement has been furnished to my employer,        . If the transferor of the Restricted Shares is not my employer, that entity also has been furnished with a copy of this statement.

8. Award Agreement or Plan not affected:

Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.

Dated:         , 20   .

Taxpayer

EXHIBIT D
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and            , an individual residing at           (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards, as defined in the Company’s 2009 Long Term Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:	[Recipient Name]

Sworn to before me this
     day of     , 20

Notary Public County of
State of

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Deferral Election Agreement for Deferred Share Units

THIS DEFERRAL ELECTION AGREEMENT FOR DEFERRED SHARE UNITS (as may be amended or restated from time to time, the “Deferral Agreement”) is made this        day of       ,       , by and between   (the “Participant”), and CreditRiskMonitor.com, Inc. (the “Company”).

WHEREAS, the Company has established the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”), a copy of which is attached hereto as EXHIBIT A, and a summary of which appears in its Prospectus attached hereto as EXHIBIT B;

WHEREAS, the Participant is eligible to participate in said Plan;

WHEREAS, Section 9(a) of the Plan permits the Committee to authorize deferral compensation elections with any deferred compensation being credited to Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

1. Term of Election. This Deferral Agreement and the provisions of the Plan constitute the entire agreement between the parties, and will continue in full force and effect until the Participant executes a superseding Deferral Agreement, or until revoked by the Participant in a writing sent to and approved by the Committee, or until the Participant ceases service with the Company or an Affiliate, or until the Plan is terminated by appropriate corporate action, whichever shall first occur. This Deferral Agreement will become effective:

(a)	on the January 1st following the execution of this Deferral Agreement by each of the Company and Participant; or

(b)
on the first day of the next calendar month following the execution of this Deferral Agreement by each of the Company and Participant, but only if this Deferral Agreement is executed within the 30-day period after the Participant first becomes eligible for Plan participation.

2. Compensation being Deferred. The Participant makes the following election (which shall supersede any prior election only to the extent of an election made affirmatively herein) to defer the following amount of fees/compensation for as long as this Deferral Agreement is in effect:

(a)	percent ( %) of the amount otherwise payable in cash.

(b)	percent ( %) of the amount otherwise payable in shares of the Company’s common stock.

Deferral Election Agreement for Deferred Share Units
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(c)	percent ( %) of any Restricted Share Units (“RSUs”) in which the Participant earns a vested interest (but only if the underlying Award Agreement specifically authorizes deferral elections).

3. Crediting, Vesting, and Distribution of Deferred Compensation. The Company agrees to make DSU credits in accordance with Section 9 of the Plan and the elections that the Participant makes in the Distribution Election Agreement that is attached hereto as EXHIBIT C.

4. Taxes. The Participant, by the execution hereof, agrees to be solely responsible for the satisfaction of any taxes that may arise (including taxes arising under Sections 409A or 4999 of the Code), and further agrees that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes. The Committee shall nevertheless have the discretion –

(a)	to condition any issuance of Shares on the Participant’s satisfaction of applicable employment and withholding taxes; and

(b)
to unilaterally modify this Deferral Agreement in any manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, that defers distributions pursuant to the Award until the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C).

The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Deferral Agreement.

5. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Deferral Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your rights and interest under this Deferral Agreement. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT D (“Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

6. Restrictions on Transfer. This Deferral Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer this Deferral Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in clause (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Deferral Agreement and the Plan.

Deferral Election Agreement for Deferred Share Units
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

7. Notices. Any notice or communication required or permitted by any provision of this Deferral Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Deferral Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

8. Binding Effect. Except as otherwise provided in this Deferral Agreement or in the Plan, every covenant, term, and provision of this Deferral Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

9. Modifications. This Deferral Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Deferral Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

10. Headings. Section and other headings contained in this Deferral Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Deferral Agreement or any provision hereof.

11. Severability. Every provision of this Deferral Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Deferral Agreement.

12. Counterparts. This Deferral Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

13. Plan Governs. By signing this Deferral Agreement, you acknowledge that you have received a copy of the Plan and that your Deferral Agreement, including the Distribution Election Agreement attached as EXHIBIT C hereto, is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Deferral Agreement, and that your Deferral Agreement is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Deferral Agreement and those of the Plan, the provisions of the Plan shall control.

14. Governing Law. The laws of the State of Nevada (without regard to conflicts of laws principles) shall govern the validity of this Deferral Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

Deferral Election Agreement for Deferred Share Units
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

15. Not a Contract of Employment. By executing this Deferral Agreement you acknowledge and agree that nothing in this Deferral Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and the Company would not have executed this Deferral Agreement but for these acknowledgements and agreements.

<Signature Page Follows>

Deferral Election Agreement for Deferred Share Units
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

CREDITRISKMONITOR.COM, INC.

By:

Name:

Its:

PARTICIPANT

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Distribution Election Agreement Regarding Deferred Share Units

THIS DISTRIBUTION ELECTION AGREEMENT (the “Distribution Agreement”) is made this     day of    ,     , by and between   (the “Participant”), and CreditRiskMonitor.com, Inc. (the “Company”), with respect to compensation that the Participant defers pursuant to the terms and conditions of the Deferral Agreement (the “Deferral Agreement”) dated  ,          between the Participant and the Company.

WHEREAS, the Company has established the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (the “Plan”), and the Participant has elected to defer compensation and thereby to participate in said Plan and to accrue Deferred Share Units (“DSUs”) in accordance with Section 9 of the Plan;

NOW, THEREFORE, it is mutually agreed as follows:

1. This Distribution Agreement, the Deferral Agreement and the Plan constitute the entire agreement between the parties with respect to the Company’s distribution to any and all benefits to which the Participant becomes entitled pursuant to Section 9 of the Plan. The elections made in Section 2 below shall be irrevocable. The Participant’s beneficiary designation shall remain in full force and effect until revoked or changed by the Participant in a writing sent to the Committee.

2. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, makes the following elections, subject to the requirement that the Participant must collect all Plan benefits not later than December 31st of the tenth (10th) year after the year in which the Participant ceases service with the Company or an Affiliate:

(a)	The Company shall commence issuing shares in satisfaction of DSU credits deferred and any related accumulated income on the first to occur of:

(  ) January 1st of the calendar year immediately following the year in which the Participant ceases service with the Company.

(  ) January 1st of the year that is   years after the Participant ceases service with the Company.

Notwithstanding the foregoing, the Participant hereby elects to collect  % of his or her account balance as soon as practicable after a Change in Control (as defined in the Plan), subject to any applicable provisions of the Plan and the Participant’s Deferral Agreement.

(b)	The Participant hereby elects to have the Company distribute the DSUs and any related accumulated earnings as follows:

(  ) in substantially equal installments over a period of   years (must be less than 10 years).

(  ) in a lump sum.

Distribution Election Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(c)	All distributions made pursuant to the Plan and this Agreement will be made in whole shares of the Company’s common stock, with cash paid in lieu of fractional shares.

(d)
Notwithstanding the foregoing, all distributions made to Directors shall be made pursuant to Section 9 of the Plan and shall be settled in cash only (or, subject to Applicable Laws, in newly issued Shares or Shares obtained through open market purchase).

3. The Participant hereby designates beneficiary listed on Attachment 1 hereto to be his or her beneficiary or beneficiaries and to receive the balance of any unpaid deferred compensation and related earnings.

4. The Company agrees to issue shares in satisfaction of DSU credits in accordance with the terms of the Plan and the elections by the Participant made herein and subject to the specific terms for deferrals by Directors as set forth in Section 9 of the Plan.

5. The terms of Sections 7 through 14 of the Deferral Agreement are incorporated herein by reference, and shall apply to this Distribution Agreement based on the understanding that references in such Sections to the Deferral Agreement shall refer to this Distribution Agreement for purposes hereof.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

PARTICIPANT

Printed Name:

CREDITRISKMONITOR.COM, INC.

By:
Name:
Its:

EXHIBIT D
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and              , an individual residing at                 (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Long Term Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]

Sworn to before me this
     day of    , 20

Notary Public County of
State of

CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Performance Unit and Performance Stock Award Agreement

Award No. __

You (the “Participant”) are hereby awarded Performance Units and Performance Stock subject to the terms and conditions set forth in this agreement (as may be amended or restated from time to time, the “Award Agreement”), and in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan (as may be amended or restated from time to time, the “Plan”), which is attached hereto as EXHIBIT A. A summary of the Plan appears in its Prospectus, which is attached hereto as EXHIBIT B. You should review carefully these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences. This Award is conditioned on your execution of the Award Agreement within 21 days following the Award Date designated in Section 1 below.

By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of CreditRiskMonitor.com, Inc. (the “Company”) or the Committee pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you and your heirs, representatives and successors-in-interest. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

1. General Terms of Your Award.

Name of Participant

Date of Award

2. Performance Unit. The Performance Unit portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below, subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Unit portion of your Award provides that you may qualify to receive an amount of cash that falls within the range specified in the table below, such amount to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and in accordance with the weights assigned thereto.

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

Range in Amount of Cash	Threshold:	$ ___
	Target:	$ ___
	Maximum:	$ ___

Performance Period

Performance Measures	See Schedule , attached hereto as EXHIBIT C.

Qualification

3. Performance Stock. The Performance Stock portion of your Award provides that you may qualify to receive, subject to further vesting, a number of Shares (“Performance Stock”) with a value that falls within the range of values specified in the table below, such value to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and the weights assigned thereto. The Performance Stock portion of your Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below; subject, absolutely, to the terms of the Plan and to the Committee’s discretion to interpret the Plan and this Award Agreement in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings.

Range in Value of Shares of	Threshold:	$ ___
Performance Stock	Target:	$ ___
	Maximum:	$ ___

Performance Period for
Qualification

Performance Measures	See Schedule , attached hereto as EXHIBIT D.

Pricing Date to Determine Number of Shares

Qualification

Performance Period for Further Vesting

Performance Measure for Determining Further Vesting

Further Vesting

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

4. Issuance of Shares of Performance Stock. If you qualify to receive any Shares of Performance Stock that remain subject to further vesting, the stock certificates evidencing such Shares that will be issued as of the Pricing Date will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued pursuant to Section 6(b) below:

“The sale or other transfer of the Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the CreditRiskMonitor.com, Inc. 2009 Long Term Incentive Plan, and in any rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of CreditRiskMonitor.com, Inc.”

5. Unvested Performance Stock. You will be reflected as the owner of record on the Company’s books and records of any Shares of Performance Stock issued pursuant to this Award Agreement. The Company will hold the stock certificates for safekeeping until such Shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares of Performance Stock are issued, a stock power, endorsed in blank, with respect to any such Shares. If you forfeit any Shares of Performance Stock, the stock power will be used to return the certificates for the forfeited Shares to the transfer agent for cancellation. As the owner of record of any Shares of Performance Stock you qualify to receive pursuant to this Award Agreement, you will be entitled to all rights of a stockholder of the Company, including the right to vote Shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such Shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in Section 3 hereof, subject in each case to the treatment of the Award upon termination of service with the Company or an Affiliate (the “Company Group”) before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

6. Qualification and Vesting.

(a) After the Performance Period for the Performance Unit, if you qualify to receive an amount of cash pursuant to the Performance Unit as determined and calculated by the Committee, you shall be paid such cash amount in conformity with the Company’s bonus payment practices generally applicable to senior executives of the Company.

(b) If you qualify to receive any Shares of Performance Stock subject to further vesting, as the further vesting restrictions become satisfied over time or upon satisfaction of the relevant performance measures, the Company shall cause new stock certificates for the Shares of Performance Stock so vested to be delivered to you, with such legends as the Company determines to be appropriate. New certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

7. Long-term Consideration for Award. The Participant recognizes and agrees that the Company’s key consideration in granting this Award is securing the long-term commitment of the Participant to serve as a   [include job title or description of the Participant] who will advance and promote the business interests and objectives of the Company Group. Accordingly, the Participant agrees that this Award shall be subject to the terms and conditions set forth in Section 26 of the Plan (relating to the termination, rescission, and recapture if you violate certain commitments made therein to the Company Group), as well as to the following terms and conditions as material and indivisible consideration for this Award:

(a) Fiduciary Duty. During his or her service with the Company Group the Participant shall devote his or her full energies, abilities, attention and business time to the performance of his or her service responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, his or her performance of such responsibilities.

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(b) Confidential Information. The Participant recognizes that by virtue of his or her service with the Company Group, he or she will be granted otherwise prohibited access to confidential information and proprietary data which are not known, and not readily accessible to the Company Group’s competitors. This information (the “Confidential Information”) includes, but is not limited to, identity of current and prospective customers; the identity of key contacts at such customers; customers’ particularized preferences and needs; pricing, length and other terms of customer contracts; marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company Group and their respective customers and prospective customers. The Participant recognizes that this Confidential Information constitutes a valuable property of the Company Group, developed over a significant period of time and at substantial expense. Accordingly, the Participant agrees that he or she shall not, at any time during or after his or her service with the Company Group, divulge such Confidential Information or make use of it for his or her own purposes or the purposes of any person or entity other than the Company Group.

(c) Non-Solicitation of Customers. The Participant recognizes that by virtue of his or her service with the Company Group he or she will be introduced to and involved in the solicitation and servicing of existing customers of the Company Group and new customers obtained by the Company Group during his or her service. The Participant understands and agrees that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company Group. The Participant further agrees that during his or her service with the Company Group the Participant will not engage in any conduct which could in any way jeopardize or disturb any of the Company Group’s customer relationships. The Participant also recognizes the Company Group’s legitimate interest in protecting, for a reasonable period of time after his or her service with the Company Group, the Company Group’s customers. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending one (1) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, without the prior written consent of the Chief Executive Officer or Chairman of the Company, render services to or otherwise directly or indirectly engage in or assist, or solicit any actual or potential customer or supplier of the Company Group for, any business that competes, or is working to compete, directly or indirectly, with the Company Group.

(d) Non-Solicitation of Employees. The Participant recognizes the substantial expenditure of time and effort which the Company Group devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, the Participant agrees that, for a period beginning on the date hereof and ending two (2) year after termination of Participant’s service with the Company Group, regardless of the reason for such termination, the Participant shall not, directly or indirectly, for himself or herself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company Group.

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

(e) Survival of Commitments; Potential Recapture of Award and Proceeds. The Participant acknowledges and agrees that the terms and conditions of this Section regarding confidentiality and non-solicitation shall survive both (i) the termination of Participant’s service with the Company Group for any reason, and (ii) the termination of the Plan, for any reason. The Participant acknowledges and agrees that the grant of Performance Units and Performance Stock in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company Group may pursue any or all of the following remedies if the Participant either violates the terms of this Section or succeeds for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

(i)	declaration that the Award is null and void and of no further force or effect;

(ii)	recapture of any cash paid or Shares issued to the Participant, or any designee or beneficiary of the Participant, pursuant to the Award; and

(iii)
recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by the Participant, or any designee or beneficiary of the Participant.

The remedies provided above are not intended to be exclusive, and the Company Group may seek such other remedies as are provided by law, including equitable relief.

(f) Acknowledgement. The Participant acknowledges and agrees that his or her adherence to the foregoing requirements will not prevent him or her from engaging in his or her chosen occupation and earning a satisfactory livelihood following the termination of his or her service with the Company Group.

8. Restrictions on Transfer of Award. Except as set forth in the Plan, this Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, you may transfer Performance Shares that are issued pursuant to this Award Agreement (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of your relatives as follows (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of any of your relatives as follows): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and including adoptive relationships. Any transferee of your rights shall succeed to and be subject to all of the terms of this Award Agreement and the Plan.

9. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to your interest in the Performance Unit and Performance Stock awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as EXHIBIT E (the “Designation of Beneficiary”) and delivering an executed and notarized copy of the Designation of Beneficiary to the Company.

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

10. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any election of the Participant to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any of your rights or obligations under this Award Agreement, unless there is an express Plan provision that permits the Committee to unilaterally make the modification.

14. Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.

16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

17. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement, and that your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

18. Governing Law. The laws of the State of Nevada (without regard to conflicts of law principles) shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

19. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person whose service is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company Group, nor shall it affect in any way your right or the Company Group’s right to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

20. [Employment Agreement Provision [OPTIONAL IF EMPLOYEE HAS AN EMPLOYMENT AGREEMENT] By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section        of that certain employment agreement between you and the Company, dated as of       , 20      .]

<Signature Page Follows>

Performance Unit and Performance Stock Award Agreement
CreditRiskMonitor.com, Inc.
2009 Long Term Incentive Plan

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.

CREDITRISKMONITOR.COM, INC.

By:
Name:
Its:

PARTICIPANT

The undersigned Participant hereby accepts the terms of this Award and the Plan.

By:

Name of Participant:

EXHIBIT A
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Document

EXHIBIT B
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Plan Prospectus

EXHIBIT C
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Performance Measures to Determine Qualification for Performance Unit

SCHEDULE

Measure	Threshold	Target	Maximum	Weight

Range of Award Amounts for Use in Calculation

Threshold Award Amount	Target Award Amount	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine the cash amount Participant qualifies to receive:

EXHIBIT D
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Performance Measures to Determine Qualification for Performance Stock

SCHEDULE ______

Measure	Threshold	Target	Maximum	Weight

Range of Award Values for Use in Calculation

Threshold Award Value	Target Award Value	Maximum Award Amount

Formula for Calculation

Calculate and add the following for each Measure to determine value of Shares of Performance Stock Participant qualifies to receive:

EXHIBIT E
CREDITRISKMONITOR.COM, INC.
2009 Long Term Incentive Plan

Designation of Beneficiary

In connection with Award Agreements between CreditRiskMonitor.com, Inc. (the “Company”) and            , an individual residing at            (the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2009 Long Term Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.

☐	the Award that Recipient received pursuant to an award agreement dated , between Recipient and the Company.

The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient dated as of a later date.

Date:

By:
[Recipient Name]
Sworn to before me this
    day of    , 20

Notary Public County of
State of